Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C

  File No. 811-09062, CIK 0000947506

  Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207).
•	Calvert Variable Series, Inc. (CIK: 0000708950).
•	Columbia Funds Variable Insurance Trust (CIK: 0000815425).
•	DFA Investment Dimensions Group, Inc. (CIK: 0000355437).
•	BNY Sustainable U.S. Equity Portfolio. (CIK: 0000890064).
•	BNY Variable Investment Fund (CIK: 0000813383).
•	Federated Insurance Series (CIK: 0000912577).
•	Nationwide Variable Insurance Trust (CIK: 0000353905).
•	T. Rowe Price International Series, Inc. (CIK: 0000918292).
•	T. Rowe Price Equity Series, Inc. (CIK: 0000918294).
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016 and 0000927384).
•	Wanger Advisors Trust (CIK: 0000929521).
•	Wells Fargo Advantage Variable Trust (CIK: 0001081402).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Transamerica Financial Life Insurance Company